ACCOUNTS RECEIVABLE, NET - Schedule of Allowance for Doubtful Accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
ACCOUNTS RECEIVABLE, NET.
Balance at beginning of the year	$ 3,797	$ 5,437	$ 5,486
Addition	234	524	113
Reverse	(875)	(144)	(93)
Disposal of subsidiaries		(2,276)
Exchange rate adjustment	(6)	256	(69)
Balance at end of the year	$ 3,150	$ 3,797	$ 5,437